INCOME TAX - Schedule of Deferred Income Taxes (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Deferred tax assets:
Net operating loss carryforwards	$ 76,431	$ 75,922
Tax credit carryforwards	7,060	7,171
Section 174 expenses	13,485	14,720
Share-based compensation	1,266	2,217
Accrued expenses and other	441	649
Total gross deferred tax assets	98,683	100,679
Less: valuation allowance	(98,683)	(100,679)
Net deferred tax assets	$ 0	$ 0